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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004



                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934





        Date of Report (date of earliest event reported): August 7, 2001



                                LIQUID AUDIO, INC
             (Exact name of Registrant as specified in its charter)

            Delaware                    000-25977               77-0421089
(State or other jurisdiction of    Commission File No.       (I.R.S. Employer
 incorporation or organization)                           Identification Number)





                              800 Chesapeake Drive
                         Redwood City, California 94063
                    (Address of principal executive offices)

                                 (650) 549-2000
              (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS

     On August 7, 2001, Liquid Audio, Inc. issued a press release announcing that the Board of Directors of Liquid Audio approved the adoption of a Preferred Stock Rights Agreement. The press release is attached as Exhibit 99 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

          Exhibit 99  Liquid Audio, Inc. Press Release issued August 7, 2001.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act or 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Liquid Audio, Inc.
                                       (Registrant)

Date: August 8, 2001
                                       By: /s/  Michael R. Bolcerek
                                           -------------------------------------
                                       Michael R. Bolcerek
                                       Senior Vice President and Chief Financial
                                          Officer
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                                  EXHIBIT INDEX

Exhibit
Number
------

99       Liquid Audio, Inc. Press Release issued August 7, 2001.